Prepaid Expenses and Other Current Assets (Table) (Details) - USD ($) $ in Thousands	Sep. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
Prepaid voyage and operating costs		$ 8,022	$ 8,352
Claims receivable		12,307	9,822
Prepaid other taxes		4,520	4,279
Advances for working capital purposes		18	4,486
Other		2,516	1,957
Total prepaid expenses and other current assets	$ 34,697	$ 27,383	$ 28,896